Innovator Deepwater Frontier Tech ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Aerospace/Defense - 5.4%
AeroVironment, Inc. (a)(b)	20,883	$5,589,126

Banks - 2.6%
NU Holdings Ltd. - Class A (a)	218,575	2,670,986

Commercial Services - 5.6%
Adyen NV (a)(c)	1,620	2,792,715
Shift4 Payments, Inc. - Class A (a)(b)	28,962	2,983,086
		5,775,801

Computers - 5.0%
CyberArk Software Ltd. (a)	12,528	5,154,896

Electronics - 7.1%
Celestica, Inc. (a)	19,078	3,812,929
Coherent Corp. (a)	32,858	3,535,521
		7,348,450

Internet - 5.4%
MercadoLibre, Inc. (a)	1,200	2,848,668
Uber Technologies, Inc. (a)	30,471	2,673,830
		5,522,498

Machinery-Construction & Mining - 3.3%
Vertiv Holdings Co. - Class A	23,595	3,435,432

Mining - 3.0%
Cameco Corp.	41,289	3,093,785

Miscellaneous Manufacturing - 2.8%
Axon Enterprise, Inc. (a)	3,759	2,839,887

Semiconductors - 19.6%
ASML Holding NV	3,732	2,611,169
Astera Labs, Inc. (a)	53,637	7,333,787
Lam Research Corp.	29,754	2,821,869
Micron Technology, Inc.	23,874	2,605,609
SK Hynix, Inc.	24,049	4,742,862
		20,115,296

Software - 33.2%(d)
Atlassian Corp. - Class A (a)	13,541	2,596,893
Box, Inc. - Class A (a)(b)	88,458	2,839,501
Confluent, Inc. - Class A (a)	116,625	2,067,178
Datadog, Inc. - Class A (a)	20,354	2,849,153
Gitlab, Inc. - Class A (a)(b)	63,743	2,792,581
Global-e Online Ltd. (a)	90,452	2,998,484
HubSpot, Inc. (a)	5,329	2,769,215
Nutanix, Inc. - Class A (a)	39,017	2,932,908
ROBLOX Corp. - Class A (a)	47,177	6,500,519
Snowflake, Inc. - Class A (a)	13,290	2,970,315
Take-Two Interactive Software, Inc. (a)	12,348	2,750,270
		34,067,017

Telecommunications - 6.9%
Arista Networks, Inc. (a)	28,730	3,540,111
Ciena Corp. (a)	37,763	3,505,917
		7,046,028
TOTAL COMMON STOCKS (Cost $75,258,671)		102,659,202

SHORT-TERM INVESTMENTS - 13.1%		Value
Investments Purchased with Proceeds from Securities Lending - 13.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58%(e)	13,410,404	13,410,404
TOTAL SHORT-TERM INVESTMENTS (Cost $13,410,404)		13,410,404

TOTAL INVESTMENTS - 113.0% (Cost $88,669,075)		116,069,606
Money Market Deposit Account - 0.1% (f)		127,622
Liabilities in Excess of Other Assets - (13.1)%		(13,461,820)
TOTAL NET ASSETS - 100.0%		$102,735,408
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $12,921,537.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2025, the value of these securities total $2,792,715 or 2.7% of the Fund’s net assets.

(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Innovator Deepwater Frontier Tech ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$102,659,202	$–	$–	$102,659,202
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	13,410,404
Total Investments	$102,659,202	$–	$–	$116,069,606

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $13,410,404 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2025 (% of Net Assets)

Common Stocks	$102,659,202	99.9%
Investments Purchased with Proceeds from Securities Lending	13,410,404	13.1
Money Market Deposit Account	127,622	0.1
Liabilities in Excess of Other Assets	(13,461,820)	(13.1)
	$102,735,408	100.0%